AMERICAN GENERAL LIFE INSURANCE COMPANY
                 THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK

                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                      SUPPLEMENT DATED AUGUST 31, 2015
                                TO PROSPECTUSES
                                AS SUPPLEMENTED


          PLEASE NOTE THIS CHANGE TO THE EXPRESS DELIVERY AND P.O. BOX ADDRESSES FOR CORRESPONDENCE AND OTHER INQUIRIES FOR
                                  YOUR
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


      American General Life Insurance Company and The United States Life Insurance Company in the City of New York are amending their variable universal life insurance Policy prospectuses for the sole purpose of updating the Express Delivery and P. O. Box mailing addresses for correspondence and other inquiries effective immediately. The new Express Delivery and P.O. Box mailing addresses are as follows:

(Express Delivery)
VUL Administration
2 American General Center
Nashville, Tennessee 37250-0001
1-713-831-3443, 1-800-340-2765
(Hearing Impaired) 1-888-436-5256
Fax: 1-713-620-6653
(Except premium payments)


(U.S. Mail)
VUL Administration
P. O. Box 305600
Nashville, Tennessee 37230-5600

      The P.O. Box address change does not affect the U.S. Mail P.O. Box address for premium payments.

      Any mail sent to the prior address after August 31, 2015 may result in delays in our receipt of your correspondence and other inquiries.

      For a period of time, we may provide you with forms, confirmations, statements and other reports which contain the prior Express Delivery and P.
O. Box addresses.

      If you have any questions, please contact our Variable Universal Life Operations at 1-800-340-2765.